MERRILL LYNCH
                                                                PHOENIX
                                                                FUND, INC.

                                                       STRATEGIC
                                                                Performance

                               [GRAPHIC OMITTED]

                                                                Quarterly Report
                                                                October 31, 1998

MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

The quarter ended October 31, 1998 was an extremely challenging period for financial markets. In August, increased volatility resulted from widespread concerns that economic weakness in emerging markets would spread to developed nations. This was soon followed by a return of optimism in September, prompted by preemptive Federal Reserve Board action and a more coordinated effort by the Group of Seven (G-7) industrial nations to resolve the global financial crisis. During the quarter, the unmanaged Standard & Poor's 500 Composite Index (S&P
500) and Dow Jones Industrial Average declined nearly 20% from their July high points before rebounding in September. This period of extreme volatility continued to place a premium on liquidity, as investors migrated toward large-capitalization issues with records of earnings consistency. While second-tier shares also bounced off their lows, their declines during the quarter were more pronounced. These issues continue to lag the broad stock market averages thus far in 1998.

Portfolio Matters

For the three months ended October 31, 1998, Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -7.62%, -7.80%, -7.82% and -7.65%, respectively. (Complete performance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.)

The performance of two of the Fund's key technology holdings benefited late in the quarter as a more stable economic outlook and relatively attractive valuation levels led to a meaningful rebound in their share prices. Micron Electronics, Inc. continued to make progress in enhancing the efficiency of its direct sales model, and is currently focused on driving top-line revenue growth with new marketing initiatives and a more price-competitive product offering. Novell Inc. benefited from the timely release of Netware5, its core networking product. In addition to the portfolio's technology holdings, Placer Dome Inc. shares performed well in the quarter, since gold shares benefited from increased financial market volatility and global economic fragility.

Fund performance was negatively impacted by our cyclical and energy holdings, which accounted for 16.8% and 5.7% of net assets, respectively, at October quarter-end. Deepening global economic concerns and declining commodity prices led to share price declines for these sectors. Slowing demand and excess oil and natural gas inventories adversely impacted EEX Corporation and KCS Energy, Inc., while Birmingham Steel Corp. experienced increased competitive pressures from a flood of low-priced Asian imports.

During the October quarter, we closed out our position in AMP, Incorporated, following an unsolicited tender offer from AlliedSignal Inc. The sale reflected our uncertainty of the successful completion of the transaction. We also recognized gains in MediaOne Group Inc., TCI Ventures Group and H & R Block, Inc., since these issues were approaching our price objectives. We also sold holdings that we believed to have limited upside potential, such as Gulfport Energy Corporation and Mesa Air Group, Inc. We utilized proceeds from these sales to invest in companies such as Aetna, Inc., Motorola, Inc., Corning Incorporated, Crown Cork & Seal Company, Inc., Diamond Offshore Drilling, Inc. and Fruit of the Loom, Inc. We believe that these companies possess leading industry positions that should eventually provide superior total investment returns.

Aetna, Inc. is a leading domestic healthcare and retirement service provider with growing international operations. The company should benefit from the improved commercial healthcare pricing environment, while its strong financial position should enable the company to garner market share. Learning from U.S. Healthcare's integration missteps, the consolidation of its recent NYLCare Health Plans acquisition is proceeding according to plan. Aetna is

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

widely perceived as an industry consolidator, and we also expect the company to use its free capital-generating capacity to repurchase its shares.

Motorola, Inc., a leading supplier of wireless communication equipment and semiconductors, is restructuring its operations and rationalizing its product line. These actions should improve the company's operating leverage and drive its 1999 earnings recovery. In addition to reorganization efforts, Motorola's new digital telephone handset product cycle should enhance its ability to defend market share and mitigate sales declines in its analog products. The earnings drag caused by the company's Iridium LLC (international satellite-based cellular system) equity investment will be reduced as it is written down to zero. As Iridium ramps up its operations, it should begin to contribute to Motorola's earnings.

Corning Incorporated is a leading low-cost supplier of fiber optic products, with a growing presence in photonic technology. The company also develops specialty materials for environmental, life science and advanced optics. Corning's communications division should benefit over the longer term from the insatiable global demand for bandwidth. The growth of the company's premium LEAF fiber enhances the product mix and should mitigate pricing pressures. LEAF is a high-end fiber that is much more desirable than conventional fiber when constructing high-capacity data networks. Finally, the pending Dow-Corning class action settlement may make it easier for Corning to sell its interest in the company.

Crown Cork & Seal Company, Inc. is a leading supplier of packaging products to consumer companies. Following its ill-fated expansion strategy, the company is in the process of rationalizing its asset base and changing its focus toward maximizing cash flow. We believe that the recently announced restructuring actions will improve operating efficiencies and asset turnover, in conjunction with a stated commitment to reduce debt and repurchase shares, and should enhance Crown's return on capital over time.

Diamond Offshore Drilling, Inc. is the world's largest provider of semi-submersible oil rigs and is highly leveraged to growth in worldwide deepwater drilling activities. We believe that Diamond's position in deepwater drilling and its solid financial position should allow the company to ride out the currently depressed price environment for energy.

Finally, we added shares of Fruit of the Loom, Inc., a leading domestic manufacturer of active wear, casual wear and underwear. Recent sales shortfalls have prevented the company from fully recognizing the expense leverage and tax benefits associated with the move of its manufacturing to the Caribbean. Management is keenly focused on driving top-line revenue growth with its new retail programs and licensing agreement with the National Hockey League. The company's free cash flow generating capacity should enable it to reduce its outstanding debt.

In Conclusion

Although the October quarter was challenging for value investors such as Merrill Lynch Phoenix Fund, Inc., we continue to find attractive opportunities among small- to mid-capitalization issues trading at historically depressed valuations relative to their large-capitalization counterparts. In the past, such periods of wide valuation disparities between smaller and larger cap issues have been followed by periods of outperformance. For example, when smaller cap issues sharply underperformed larger cap issues in 1990, they achieved some of their best relative performances in the three years that followed. Although we cannot predict when investor confidence for smaller cap issues will be renewed, we believe that the Fund is well-positioned to benefit when they outperform the broader stock market averages.

We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Robert J. Martorelli

Robert J. Martorelli
Senior Vice President and Portfolio Manager

December 3, 1998

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                      Ten Years/
                                                      12 Month    3 Month Since       Inception
                                                    Total Return   Total Return      Total Return
======================================================================================================
ML Phoenix Fund, Inc. Class A Shares*                  + 0.10%        -7.62%           +223.98%
------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class B Shares*                  - 0.87         -7.80            +192.54
------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class C Shares*                  - 0.91         -7.82            + 49.69
------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class D Shares*                  - 0.14         -7.65            + 54.49
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                          +21.99         -1.57            +418.25/+157.09
======================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are:
      Class A & Class B Shares, for the ten years ended 10/31/98; and Class C & Class D Shares, from 10/21/94 to 10/31/98.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 10/31/98 and from 10/21/94 to 10/31/98, respectively.

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without        % Return With
                                        Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                         - 9.50               -14.25%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                   + 9.86               + 8.68
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98                    +11.91               +11.31
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                          % Return             % Return
                                         Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                         -10.44%              -13.20%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                   + 8.73               + 8.73
--------------------------------------------------------------------------------
Inception (10/21/88)
through 9/30/98                            +10.66               +10.66
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return             % Return
                                         Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                         -10.39%              -11.08%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                            + 9.19               + 9.19
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                     % Return Without        % Return With
                                        Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                         - 9.70%              -14.44%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                            +10.06               + 8.56
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

PORTFOLIO INFORMATION

As of October 31, 1998

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets

Novell Inc. ......................................................       8.4%
National Semiconductor Corporation ...............................       4.3
Union Pacific Corporation ........................................       4.2
Columbia/HCA Healthcare Corporation ..............................       3.7
IVAX Corp. .......................................................       3.7
Anacomp, Inc. ....................................................       3.4
Safety-Kleen Corp. ...............................................       3.2
Integrated Device Technology, Inc. ...............................       3.2
Seagram Company Ltd. (The) .......................................       2.9
Inprise Corporation ..............................................       2.9

                                                                      Percent of
Five Largest Industries                                               Net Assets

Computer Software ................................................      13.3%
Semiconductors ...................................................      11.3
Health Care ......................................................       8.1
Pharmaceuticals ..................................................       6.0
Transportation ...................................................       5.8

                                                                      Percent of
Asset Mix                                                             Net Assets

Stocks ...........................................................      88.0%
Bonds ............................................................       7.9
Cash & Cash Equivalents ..........................................       4.1

Equity Investment Portfolio Changes
For the Quarter Ended October 31, 1998

Additions                                          Deletions

 Aetna, Inc.                                        AMP, Incorporated
 CAI Wireless Systems, Inc.                        *Cabletron Systems, Inc.
*Cabletron Systems, Inc.                            Coca-Cola Beverages PLC
 Corning Incorporated                               Geneva Steel Company,
 Crown Cork & Seal                                    Series B, Preferred 14%
   Company, Inc.                                    Gulfport Energy Corporation
 Diamond Offshore                                   H & R Block, Inc.
   Drilling, Inc.                                   MediaOne Group Inc.
 Fruit of the Loom, Inc.                            Mesa Air Group, Inc.
   (Class A)                                        TCC Holdings
 Grand Union Co.                                    TCI Ventures Group
 Motorola, Inc.                                       (Series A)
 Raychem Corporation                                Viacom, Inc. (Class B)
                                                      (Non-Voting)

*Added and deleted in the same quarter.

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

SCHEDULE OF INVESTMENTS

                                Face Amount/                                                                              Percent of
Industry                         Shares Held               Investments                      Cost            Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Discount to Assets
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment            500,000      Seagram Company Ltd. (The)              $ 17,224,320      $ 16,437,500          2.9%
------------------------------------------------------------------------------------------------------------------------------------
Printing & Publishing            1,670,000      Scitex Corporation Ltd. (Ordinary)        16,062,940        14,821,250          2.6
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Discount to Assets                  33,287,260        31,258,750          5.5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Earnings Turnarounds
------------------------------------------------------------------------------------------------------------------------------------
Apparel                            400,000      Fruit of the Loom, Inc. (Class A)          5,820,000         6,100,000          1.1
------------------------------------------------------------------------------------------------------------------------------------
Computer Peripherals             1,150,000      Maxtor Corporation                         8,295,316        12,146,875          2.1
------------------------------------------------------------------------------------------------------------------------------------
Computer Software                1,400,000      Mentor Graphics Corporation               14,049,847        11,287,500          2.0
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products                2,700,000      Topps Company, Inc. (The)                 14,976,635         8,606,250          1.5
------------------------------------------------------------------------------------------------------------------------------------
Diversified                        100,000      Raychem Corporation                        2,796,000         3,056,250          0.5
------------------------------------------------------------------------------------------------------------------------------------
Energy                             500,000      Diamond Offshore Drilling, Inc.           13,273,020        15,343,750          2.7
------------------------------------------------------------------------------------------------------------------------------------
Energy Related                   2,300,000      EEX Corporation                           16,880,791         8,912,500          1.6
                                 1,614,200      KCS Energy, Inc.                          19,383,544         8,171,888          1.4
------------------------------------------------------------------------------------------------------------------------------------
Gold                               666,700      Placer Dome Inc.                           9,446,479        10,500,525          1.9
------------------------------------------------------------------------------------------------------------------------------------
Health Care                        100,000      Aetna, Inc.                                6,725,060         7,462,500          1.3
                                 1,300,000      NeoRx Corp.                                7,991,431         1,950,000          0.3
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services              1,500,000      Anacomp, Inc.                             10,341,463        19,500,000          3.4
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment            900,000      CST Entertainment, Inc.                      675,000                 9          0.0
------------------------------------------------------------------------------------------------------------------------------------
Packaging                          200,000      Crown Cork & Seal Company, Inc.            5,886,455         6,375,000          1.1
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                    250,000      Pharmacia & Upjohn, Inc.                   8,291,840        13,234,375          2.3
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors                   2,600,000      Integrated Device Technology, Inc.        21,230,055        17,956,250          3.2
                                 1,000,000      LSI Logic Corporation                     17,286,122        15,125,000          2.7
                                 3,120,000      LTX Corp.                                 16,462,854         6,240,000          1.1
                                 1,900,000      National Semiconductor Corporation        24,206,662        24,106,250          4.3
------------------------------------------------------------------------------------------------------------------------------------
Steel                            1,000,000      Birmingham Steel Corp.                    13,773,691         5,187,500          0.9
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications                 300,000      Motorola, Inc.                            15,577,900        15,600,000          2.8
------------------------------------------------------------------------------------------------------------------------------------
Transportation                     500,000      Union Pacific Corporation                 23,314,824        23,812,500          4.2
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Earnings Turnarounds               276,684,989       240,674,922         42.4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Financial Restructuring
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products                  611,100      U.S. Leather Inc.                          5,679,677         1,222,200          0.2
------------------------------------------------------------------------------------------------------------------------------------
Energy                           1,981,437      Gulfport Energy Corporation--Litigation
                                                  Trust Certificates                         370,838                20          0.0
------------------------------------------------------------------------------------------------------------------------------------
Financial Services               3,000,000      Mego Mortgage Corporation                  4,500,000         2,062,500          0.4
------------------------------------------------------------------------------------------------------------------------------------
Health Care                    $16,500,000      Unison Healthcare Corp., 13.75% due
                                                  11/01/2006                               9,962,500         4,125,000          0.7
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

                                Face Amount/                                                                              Percent of
Industry                         Shares Held               Investments                      Cost            Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Restructuring (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Home Builders                      520,000      New Millennium Homes, LLC               $  1,934,501      $  1,300,000          0.2%
                               $10,250,000      New Millennium Homes, LLC, Senior
                                                  Notes, 12% due 9/03/2004                 9,157,403         8,815,000          1.6
------------------------------------------------------------------------------------------------------------------------------------
Supermarkets                     1,293,857      Grand Union Co. (b)                       12,725,378        15,445,418          2.7
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications             $ 7,500,000      American Telecasting Inc., Senior
                                                  Discount Notes, Series B,
                                                  43.485% due 8/15/2005 (a)                1,719,434         1,650,000          0.3
                                   148,909      CAI Wireless Systems, Inc. (c)                 6,122             4,467          0.0
                               $ 2,322,640      CAI Wireless Systems, Inc., Senior
                                                  Notes, 13% due 10/14/2004 (c)              629,775           464,528          0.1
                               $14,000,000      CS Wireless Systems Inc., Senior
                                                  Discount Notes, Series B, 29.555%
                                                  due 3/01/2006 (a)                        4,193,319         2,800,000          0.5
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Financial Restructuring             50,878,947        37,889,133          6.7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
High Yield
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products              $42,475,000      Sunbeam Corporation, Senior Subordinated
                                                  Debentures, 8.062% due 3/25/2018 (a)     9,301,190         4,778,438          0.8
------------------------------------------------------------------------------------------------------------------------------------
Home Builders                  $20,000,000      Baldwin Homes, 10.375% due 8/01/2003       8,311,750         6,950,000          1.2
------------------------------------------------------------------------------------------------------------------------------------
Printing & Publishing          $ 6,255,400      San Jacinto Holdings, Inc., Senior
                                                  Subordinated Notes, 12% due 12/31/2002   4,048,512         2,251,944          0.4
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications             $30,500,000      MobileMedia Corp., Senior Subordinated
                                                  Notes, 9.375% due 11/01/2007             5,902,312         3,965,000          0.7
------------------------------------------------------------------------------------------------------------------------------------
Transportation                 $18,460,000      Ameritruck Distribution Corp., Senior
                                                  Subordinated Notes, Series B, 12.25%
                                                  due 11/15/2005                           9,197,600         3,876,600          0.7
                               $ 9,500,000      Trism Inc., 10.75% due 12/15/2000          8,076,250         5,035,000          0.9
------------------------------------------------------------------------------------------------------------------------------------
                                                Total High Yield                          44,837,614        26,856,982          4.7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Operational Restructuring
------------------------------------------------------------------------------------------------------------------------------------
Beverages                        1,500,000      Coca-Cola Amatil, Limited                  5,769,232         5,513,003          1.0
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                          340,000      IMC Global, Inc.                          10,673,259         8,840,000          1.5
------------------------------------------------------------------------------------------------------------------------------------
Computer Services                  733,400      Micron Electronics, Inc.                   9,221,613        15,309,725          2.7
------------------------------------------------------------------------------------------------------------------------------------
Computer Software                3,300,000      Inprise Corporation                       34,980,037        16,293,750          2.9
                                 3,200,000      Novell Inc.                               26,595,858        47,600,000          8.4
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment               200,000      Corning Incorporated                       5,652,000         7,262,500          1.3
------------------------------------------------------------------------------------------------------------------------------------
Engineering                        565,000      EMCOR Group, Inc.                          3,502,853         8,898,750          1.6
------------------------------------------------------------------------------------------------------------------------------------
Environmental                    4,000,000      Philip Services Corp.                     20,545,348         2,000,000          0.3
                                 6,000,000      Safety-Kleen Corp.                        20,453,807        18,375,000          3.2
------------------------------------------------------------------------------------------------------------------------------------
Health Care                      1,000,000      Columbia/HCA Healthcare Corporation       27,351,521        21,000,000          3.7
                                   450,000      Pharmaceutical Product Development, Inc.   5,322,320        12,150,000          2.1
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment            800,000      Loews Cineplex Entertainment Corporation   8,129,765         8,400,000          1.5
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                          Percent of
Industry                         Shares Held               Investments                      Cost            Value         Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Operational Restructuring (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                  2,200,000      IVAX Corp.                              $ 19,686,434      $ 20,900,000          3.7%
Steel                            1,298,500      WHX Corp.                                 11,160,678        15,419,687          2.7
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Operational Restructuring          209,044,725       207,962,415         36.6
------------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments                        614,733,535       544,642,202         95.9
------------------------------------------------------------------------------------------------------------------------------------
                                  Face
                                 Amount               Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper*              $ 8,558,000      General Electric Capital Corporation,
                                                  5.69% due 11/02/1998                     8,555,295         8,555,295          1.5
                                15,000,000      Variable Funding Capital Corp., 5.20%
                                                  due 11/13/1998                          14,971,833        14,971,833          2.6
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Investments            23,527,128        23,527,128          4.1
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                       $638,260,663       568,169,330        100.0
                                                                                        ============
Liabilities in Excess of Other Assets                                                                         (232,427)        (0.0)
                                                                                                          ------------        -----
Net Assets                                                                                                $567,936,903        100.0%
                                                                                                          ============        =====
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $241,892,845 and 23,529,571 shares outstanding          $      10.28
                                                                                                          ============
                  Class B--Based on net assets of $235,238,242 and 23,842,360 shares outstanding          $       9.87
                                                                                                          ============
                  Class C--Based on net assets of $8,672,857 and 887,014 shares outstanding               $       9.78
                                                                                                          ============
                  Class D--Based on net assets of $82,132,959 and 7,996,734 shares outstanding            $      10.27
                                                                                                          ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
(a) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(b) On August 18, 1998, received in exchange for Grand Union Co., 12% Senior Notes due 9/01/2004.
(c) On October 21, 1998, received in exchange for CAI Wireless Systems, Inc., 13% Senior Notes due 9/15/2002.

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                              #10263--10/98

[RECYCLE LOGO] Printed on post-consumer recycled paper